                          UNDISCOVERED MANAGERS FUNDS

             Supplement dated March 15, 2001 to the Investor Class
                       Prospectus dated December 28, 2000


         EFFECTIVE AS OF MARCH 15, 2001, UNDISCOVERED MANAGERS FUNDS WILL NO LONG OFFER CLASS C SHARES OF ANY OF ITS FUNDS.

         EFFECTIVE AS OF JANUARY 19, 2001, UNIBANK SECURITIES, INC. THE SUB-ADVISER OF UM INTERNATIONAL EQUITY FUND AND UM INTERNATIONAL SMALL CAP EQUITY FUND CHANGED ITS NAME TO NORDEA SECURITIES, INC. CONSEQUENTLY, EACH REFERENCE TO UNIBANK SECURITIES, INC. IN THE PROSPECTUS SHOULD BE CHANGED TO NORDEA SECURITIES, INC. AND THE DEFINED TERM UNIBANK SHOULD BE CHANGED TO NORDEA.

                           UNDISCOVERED MANAGERS FUNDS

                       Supplement dated March 15, 2001 to
           the Institutional Class Prospectus dated December 28, 2000


         UNDISCOVERED MANAGERS FUNDS TERMINATED UNDISCOVERED MANAGERS
BEHAVIORAL LONG/SHORT FUND ON MARCH 2, 2001 AND UNDISCOVERED MANAGERS CORE EQUITY FUND ON MARCH 15, 2001. CONSEQUENTLY, EXCHANGES OF FUND SHARES FOR SHARES OF EITHER OF THE FOREGOING FUNDS WILL NO LONGER BE POSSIBLE. IN ADDITION, EFFECTIVE AS OF MARCH 15, 2001, UNDISCOVERED MANAGERS FUNDS WILL NO LONG OFFER CLASS C SHARES OF ANY OF ITS FUNDS.

         EFFECTIVE AS OF JANUARY 19, 2001, UNIBANK SECURITIES, INC. THE SUB-ADVISER OF UM INTERNATIONAL EQUITY FUND AND UM INTERNATIONAL SMALL CAP EQUITY FUND CHANGED ITS NAME TO NORDEA SECURITIES, INC. CONSEQUENTLY, EACH REFERENCE TO UNIBANK SECURITIES, INC. IN THE PROSPECTUS SHOULD BE CHANGED TO NORDEA SECURITIES, INC. AND THE DEFINED TERM UNIBANK SHOULD BE CHANGED TO NORDEA.

                          [UNDISCOVERED MANAGERS LOGO]


                       STATEMENT OF ADDITIONAL INFORMATION

                                December 28, 2000

                          As Amended on March 15, 2001

                                       for

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                UNDISCOVERED MANAGERS BEHAVIORAL LONG/SHORT FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                         UNDISCOVERED MANAGERS REIT FUND
                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                     UNDISCOVERED MANAGERS HIDDEN VALUE FUND
                     UNDISCOVERED MANAGERS CORE EQUITY FUND
                            UM SMALL CAP GROWTH FUND
                          UM INTERNATIONAL EQUITY FUND
                     UM INTERNATIONAL SMALL CAP EQUITY FUND

                                Each a Series of

                           UNDISCOVERED MANAGERS FUNDS


This Statement of Additional Information ("SAI") is not a prospectus but contains information that may be useful to investors that is not included in the relevant Prospectus. This SAI relates to the Undiscovered Managers Funds' Institutional Class Prospectus dated December 28, 2000, the Undiscovered Managers Funds' Investor Class Prospectus dated December 28, 2000 and the Undiscovered Managers Funds' Class C Prospectus dated December 28, 2000, of the series of Undiscovered Managers Funds listed above (the "Funds" and each a "Fund"), and is only authorized for distribution when accompanied or preceded by the relevant Prospectus. If a Fund offers shares in more than one Prospectus, each reference to the "Prospectus" in this SAI shall include all of such Fund's prospectuses unless otherwise noted. This SAI should be read together with the applicable Prospectus. A free copy of the applicable Prospectus may be obtained by calling 1-888-242-3514 or by sending a request to Undiscovered Managers Funds, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201.

Certain disclosure has been incorporated by reference from the Funds' annual report to shareholders. The Funds' annual report to shareholders may be obtained, without charge, by calling 1-888-242-3514.

                                TABLE OF CONTENTS

Organization and Classification..............................................3
Investment Objectives, Policies and Restrictions.............................3
Additional Description of Investments, Investment Practices and Risks........6
Management of the Trust.....................................................10
Ownership of Shares of the Funds............................................13
Investment Advisory and Other Services......................................25
Portfolio Transactions and Brokerage........................................31
Description of the Trust....................................................33
Additional Purchase and Redemption Information..............................36
Net Asset Value.............................................................39
Income Dividends, Capital Gain Distributions and Tax Status.................40
Calculation of Total Return.................................................43
Performance Comparisons.....................................................44
Financial Statements........................................................47
Appendix A--Publications That May Contain Fund Information.................A-1
Appendix B--Advertising and Promotional Literature.........................B-1

                         ORGANIZATION AND CLASSIFICATION

Undiscovered Managers Funds (the "Trust") is an open-end management investment company organized under the laws of Massachusetts as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 29, 1997 (as amended, the "Declaration of Trust"). Each Fund is a series of the Trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trustees of the Trust may, without shareholder approval, divide the shares of any series into multiple classes of shares having such preferences and special or relative rights and privileges as the Trustees of the Trust determine. Each Fund is a series of the Trust.

Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), except for Undiscovered Managers REIT Fund (the "REIT Fund") and Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund"), which are "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets are not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than a diversified fund.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each Fund are summarized in the Prospectus under "The Funds." The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

INVESTMENT RESTRICTIONS--UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS CORE EQUITY FUND, UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND, UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND, UM SMALL CAP GROWTH FUND, UM INTERNATIONAL EQUITY FUND AND UM INTERNATIONAL SMALL CAP EQUITY FUND

The following investment restrictions are fundamental policies of Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund (the "Behavioral Value Fund"), the Special Small Cap Fund, the REIT Fund, Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund"), Undiscovered Managers Hidden Value Fund (the "Hidden Value Fund"), Undiscovered Managers Core Equity Fund (the "Core Equity Fund"), UM Small Cap Growth Fund (the "Small Cap Growth Fund"), UM International Equity Fund (the "International Equity Fund") and UM International Small Cap Equity Fund (the "International Small Cap Equity Fund").

Each Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the REIT Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

INVESTMENT RESTRICTIONS--UNDISCOVERED MANAGERS BEHAVIORAL LONG/SHORT FUND

The following investment restrictions are fundamental policies of Undiscovered Managers Behavioral Long/Short Fund (the "Behavioral Long/Short Fund").

The Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. Short sales and related borrowings of securities are not subject to this restriction.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings; any pledge or encumbrance of assets; short sales; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.

Although the Fund is permitted to borrow money to a limited extent, it does not currently intend to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


                     ADDITIONAL DESCRIPTION OF INVESTMENTS,
                         INVESTMENT PRACTICES AND RISKS

The following is an additional description of certain investments, investment practices and risks of certain of the Funds.

SHORT SALES
The Behavioral Long/Short Fund will seek to realize gains through short sales. Short sales are transactions in which the Fund sells a security that it does not own, in anticipation of a future decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the market at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at any acceptable price. The Fund's use of short sales may cause the Fund to realize higher amounts of short-term capital gains which are generally taxed at ordinary income tax rates than it would if it did not engage in short sales.

REPURCHASE AGREEMENTS

Any assets of the Funds not invested in common stocks or other equity securities will generally be held in the form of cash or in repurchase agreements. Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the Securities and Exchange Commission is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

LOANS OF SECURITIES

The Funds may lend their portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Funds. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-third of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.

LEVERAGE

Although it is not the current intention of any of the Funds to engage in borrowing, each Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of such Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of a Fund's shares with a potentially higher return. Leverage creates risks for a Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to such Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, a Fund's sub-adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which a Fund is using leverage, the fees paid by such Fund to Undiscovered Managers, LLC ("Undiscovered Managers"), for investment advisory and administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Each of the International Equity and the International Small Cap Equity Funds (the "International Funds") may engage in foreign currency exchange transactions. The International Funds may (i) purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, (ii) enter into negotiated contracts to purchase or sell foreign currencies at a future date ("forward contracts"), (iii) purchase and sell standardized, exchange-traded foreign currency futures contracts and (iv) purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

The precise matching of the amounts of foreign currency exchange transactions and the value of any related portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, in cases where a Fund seeks to protect the value of portfolio securities through a foreign currency hedging transaction, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Foreign currency transactions that are intended to hedge the value of securities a Fund owns or contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts are traded on futures exchanges.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a date selected in accordance with exchange rules in a predetermined month. Forward contracts may be in any amounts agreed upon by the parties rather than standardized amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on an exchange; a clearing corporation associated with the exchange typically assumes responsibility for closing out such contracts. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. It may therefore be more difficult to effect a closing transaction with respect to a forward contract than with respect to a futures contract.

Positions in foreign currency futures contracts may be closed out only on an exchange that provides a secondary market in such contracts. Although the Funds intend to purchase or sell foreign currency futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

Each International Fund will maintain cash or liquid securities eligible for purchase by such Fund in a segregated account with the Fund's custodian in an amount at least equal to (i) the difference between the current value of such Fund's liquid holdings that settle in the relevant currency and such Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

FOREIGN CURRENCY OPTIONS

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION

Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

For a discussion of tax considerations relating to foreign currency transactions, see "Income Dividends, Capital Gain Distributions and Tax Status" below.


                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees of the Trust may determine, Undiscovered Managers, the Funds' investment adviser, has responsibility for the management of the Funds' affairs. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Trustees of the Trust.

The Trustees and officers of the Trust, their ages, addresses and principal occupations during the past five years are as follows:

*MARK P. HURLEY (42)--Trustee and President. President and Chief Executive Officer of Undiscovered Managers since September, 1997; formerly Managing Director of Merrill Lynch & Company from February, 1996 to January, 1997; formerly Vice President of Goldman, Sachs & Co. from August, 1992 to February, 1996.

ROGER B. KEATING (39)--Trustee.; 22000 AOL Way - 46A:A01, Dulles, Virginia 20166; Senior Vice President of America On Line since December, 2000; President and Chief Executive Officer of Zatso (formerly known as ReacTV), an online news broadcasting firm, from March, 1998 to November, 2000; Senior Vice President of Online Division of Comcast Cable Communications from May, 1996 to March,

1998; Area Vice President and General Manager of West Florida area of Comcast Cable Communications from August, 1993 to May, 1996.

MATTHEW J. KILEY (38)--Trustee. 849 Foxfield Road, Lower Gwynedd, Pennsylvania 19002; self-employed; formerly Executive Vice President of Campus Services at ARAMARK from May, 1998 to October, 1999 and Executive Vice President of Sports and Entertainment and Vice President of Global Food and Support Services at ARAMARK Corp. from September, 1996 to May, 1998; formerly Manager at McKinsey & Company from January, 1990 to September, 1996.

ROBERT P. SCHMERMUND (45)--Trustee. 900 19th Street, N.W., Suite 400, Washington, D.C. 20006; Communications Director of America's Community Bankers since January, 1993.

BRIAN J. O'NEILL (32)--Treasurer. 3200 Horizon Drive, King of Prussia, Pennsylvania 19406; Director of Financial Reporting Department for PFPC Inc., since June, 1994.

PATRICIA L. DUNCAN (38)--Secretary. Vice President-Fund Operations of Undiscovered Managers since January, 2000; Registered Marketing Administrator of Undiscovered Managers from December, 1997 to January, 2000; Executive Secretary at Prentiss Properties Trust from April, 1994 to December, 1997.

-----------------------------
* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or of Undiscovered Managers.

The address of each Trustee and officer of the Trust affiliated with Undiscovered Managers is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201.

The Trust pays no compensation to any of its officers or to the Trustees listed above who are officers or employees of Undiscovered Managers. Each Trustee who is not an officer or employee of Undiscovered Managers is compensated at the rate of $10,000 per annum. The Trust provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from the Trust may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds or any other investment portfolio of the Trust on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

The following table sets forth information covering the total compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended August 31, 2000 to the persons who served as Trustees during such period:

                                                       TOTAL COMPENSATION
                            AGGREGATE COMPENSATION     FROM TRUST AND
             PERSON         FROM TRUST                 FUND COMPLEX*
             ------         ----------------------     ------------------

Mark P. Hurley              $0                         $0
Roger B. Keating            $10,000(1)                 $10,000
Matthew J. Kiley            $10,000                    $10,000
Robert P. Schmermund        $10,000                    $10,000

-----------------------
* No Trustee received any compensation from any mutual fund affiliated with Undiscovered Managers, other than the Trust.
(1) Roger B. Keating deferred receipt of $10,000 of such compensation pursuant to the fee deferral arrangements described above.

                        OWNERSHIP OF SHARES OF THE FUNDS

As of November 30, 2000, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control" such Fund as that term is defined in the 1940 Act.

         FUND                               NAME                                        % OWNERSHIP
         ----                               ----                                        -----------

Behavioral Growth Fund                      None

Behavioral Value Fund                       None

Behavioral Long/Short Fund                  BankBoston Custodian f/b/o                       62.22%
                                               Dr. Roy F. Kokenge IRA
                                            819 North 53 Ave.
                                            Yakima, WA 98908

Special Small Cap Fund                      Northern Trust TTE                               52.24%
                                            FBO Pechiney Plastic Packaging Inc.
                                            Acct # 22-03100
                                            PO Box  92956
                                            Chicago, IL  60675

REIT Fund                                   None

Small Cap Value Fund                        None

Hidden Value Fund                           NFSC FEBO # U19-000019                           69.63%
                                            Firststar-Reinvest
                                            Chris Surges
                                            PO Box 1787
                                            Mutual Funds, 9th Floor
                                            Milwaukee, WI 53201

Core Equity Fund                            None

Small Cap Growth Fund                       All First Trust Company                          25.06%
                                            FBO Mercersburg Academy
                                            Attn. Securities Processing 109-911
                                            PO Box 1596
                                            Baltimore, MD  21203

International Equity Fund                   None

International Small Cap Equity Fund         Forbank & Co.                                    42.37%
                                            c/o Bankers Trust Co.
                                            P.O. Box 704
                                            Church Street Station
                                            New York, NY 10008

                           INSTITUTIONAL CLASS SHARES

As of November 30, 2000, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Institutional Class shares of the following Funds:

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

   Behavioral Growth Fund               Charles Schwab & Co. Inc.                            48.17%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        Fidelity Investments Institutional                   21.01%
                                        Operations Inc., as agent for certain
                                        employee benefit plans
                                        100 Magellan Way
                                        Covington, KY 41045-0000

   Behavioral Value Fund                Charles Schwab & Co. Inc.                            57.56%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

                                        The Columbus Fund  Limited                           7.72%
                                        C/O Moore Stephen INTL Services
                                        PO Box 3186 Abbot Building
                                        Main Street
                                        Tortola, British Vir

                                        Ingersoll & Co                                       5.23%
                                        PO Box 10478
                                        Des Moines, IA  50306

   Behavioral Long/Short Fund           Bank Boston Cust                                     62.22%
                                        FBO Dr. Roy F. Kokenge IRA
                                        819 North 53 Avenue
                                        Yakima, WA  98908

                                        Charles Schwab & Co Inc.                             24.46%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


                                        George K. Fuller P/S/P                               9.05%
                                        4091 Lincoln
                                        Oakland, CA  94602

   Special Small Cap Fund               Northern Trust TTE                                   52.24%
                                        FBO Pechiney Plastic Packaging Inc.
                                        Acct # 22-03100
                                        PO Box  92956
                                        Chicago, Il  60675

                                        Charles Schwab & Co. Inc.                            35.88%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

   REIT Fund                            Charles Schwab & Co. Inc.                            81.28%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

   Small Cap Value Fund                 Charles Schwab & Co. Inc.                            54.08%
                                        Special Cust. A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        Thompson Mccully Foundation                          9.68%
                                        Attn. Patrick E. Sharp
                                        46642 Arboretum Circle
                                        Plymouth, MI  48170

                                        National Investors Service Corporation               6.09%
                                        For The Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

                                        Donaldson Lufkin Jenrette                            71.62%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998


                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


   Hidden Value Fund                    NFSC FEBO  # U19-000019                              69.63%
                                        Firststar-Reinvest
                                        Chris Surges
                                        PO Box 1787
                                        Mutual Funds, 9th Floor
                                        Milwaukee, WI  53201

                                        Provident Bank                                       17.37%
                                        PO Box 691198
                                        Cincinnati, OH  45269-1198

   Core Equity Fund                     Charles Schwab & Co. Inc.                            59.05%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

   Small Cap Growth Fund                Donaldson Lufkin Jenrette                            71.62%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        All First Trust Company                              25.06%
                                        FBO Mercersburg Academy
                                        Attn. Securities Processing 109-911
                                        PO Box 1596
                                        Baltimore, MD  21203

   International Equity Fund            Charles Schwab & Co. Inc.                            71.11%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn.  Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        National Investors Service Corporation               6.35%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


   International Small Cap Equity Fund  Forbank & Co.                                        42.37%
                                        C/O Bankers Trust Co.
                                        PO Box 704 Church St. Station
                                        New York, NY  10008

                                        Charles Schwab & Co. Inc                             29.89%
                                        Special Cust. A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        National Investors Service Corporation               8.58%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

                              INVESTOR CLASS SHARES

As of November 30, 2000, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Investor Class shares of the following Funds:

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

  Behavioral Growth Fund               Fidelity Investments Institutional                   51.56%
                                       Operations Inc.
                                       As Agent for Certain Employee
                                       Benefit Plans
                                       100 Magellan Way
                                       Covington, KY 41045-0000
                                                                                             7.79%
                                       Dain Rauscher Incorporated FBO
                                       Michael G. King
                                       Elizabeth W. King
                                       Long Term Account
                                       14800 164th Place NE
                                       Woodinville, WA  98072-0000

  REIT Fund                            Dain Rauscher Inc. FBO                               27.35%
                                       William F. Etter
                                       Mary Beth O. Etter
                                       JT Ten
                                       Portfolio Focus
                                       1906 East 23rd Ave
                                       Spokane, WA  99203-3802

                                       Dain Rauscher Custodian                              18.87%
                                       James L. Kirschbaum
                                       Qualified IRA Rollover
                                       Portfolio Focus
                                       2318 E 55th
                                       Spokane, WA  99223-0000

                                       Dain Rauscher Custodian                               9.68%
                                       Richard A. Hoffman
                                       Individual Retirement Account
                                       1351 Margaret Ave
                                       Coeur D. Alene, ID  83815


                                       National Investors Service Corp                       8.75%
                                       For the Exclusive Benefit of Our
                                       Customers
                                       55 Water St 32nd Floor
                                       New York, NY  10041-3299

                                       NFSC FEBO # 379-336440                                8.54%
                                       FMT CO Cust IRA
                                       FBO Marilyn Bauer Davison
                                       1064 Baumock Burn Dr.
                                       Columbus, OH  43235

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


                                       Dain Rauscher Custodian                               7.03%
                                       Eric R. Weissman
                                       A/C # 8403-9228
                                       Individual Retirement Account
                                       18701 25th Ave NE
                                       Seattle, WA  98155

                                       Dain Rauscher Custodian                               6.28%
                                       Cynthia G. Shurtleff
                                       A/C # 7382-9491
                                       Individual Retirement Account
                                       422 34th Ave South
                                       Seattle, WA  98144

                                       Dain Rauscher Custodian                               6.06%
                                       Kenneth Nelson Degerman
                                       A/C #6006-9925
                                       Individual Retirement Account
                                       21230 N. Circle Road
                                       Rathdrum, ID  83858-8821

  Small Cap Value Fund                 Charles Schwab & Co. Inc.                            87.06%
                                       Special Cust A/C
                                       FBO Exclusive Benefit of Customers
                                       Attn. Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA  94104

  Hidden Value Fund*                   National Investors Service Corp                     100.00%
                                       For The Exclusive Benefit
                                       Of Our Customers
                                       55 Water St 32nd Fl
                                       New York, NY 100413299


* On December 27, 2000, the Trust ceased offering Investor Class shares of the Hidden Value Fund.

As of November 30, 2000, the Behavioral Value Fund, the International Equity Fund and the Small Cap Growth Fund had no outstanding Investor Class shares.

                                 CLASS C SHARES

As of November 30, 2000, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Class C shares of the following Funds:

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

  Behavioral Growth Fund               Donaldson Lufkin Jenrette                             79.94%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ  07303-9988

                                       LPL Financial Services                                 6.77%
                                       A/C 4535-9585
                                       9785 Towne Centre Drive
                                       San Diego, CA  92121-1968

  REIT Fund                            Donaldson Lufkin Jenrette                             29.56%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ  07303-9998

                                       LPL Financial Services                                23.40%
                                       A/C 5782-1659
                                       9785 Towne Centre Drive
                                       San Diego, CA  92121-1968

                                       LPL Financial Services                                12.11%
                                       A/C 2865-9870
                                       9785 Town Centre Drive
                                       San Diego, CA  92121-1968

                                       Resources Trust Co. Cust UA IRA FBO                    5.19%
                                       George A. Toes
                                       RTC # 1571685737
                                       PO Box 5900
                                       Denver, CO  80217

  Small Cap Value Fund                 Donaldson Lufkin Jenrette                             46.56%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ 07303-9998

                                       NFSC FEBO # BAJ-307912                                11.32%
                                       NFSC/FMTC IRA Rollover
                                       FBO Dan O Bauer
                                       PO Box 318
                                       Free Union, VA 22940

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

                                       NFSC FEBO # BAJ-302805                                11.30%
                                       NFSC/FMTC IRA SEPP
                                       FBO John R. Dougherty
                                       38A Collins St.
                                       Danvers, MA  01923

                                       NFSC FEBO # BAJ-304980                                 9.01%
                                       Elizabeth E. Steele
                                       55 Exeter St.
                                       Medford, MA  02155

                                       NFSC FEBO # BAJ-310158                                 7.06%
                                       NFSC/FMTC IRA Rollover
                                       FBO Sabatino J. Calleva
                                       50 Pearl St.
                                       Watertown, MA  02472

  Core Equity Fund                     Bank Boston Cust IRA                                  51.37%
                                       Frank M. Grazioso
                                       85 Livingston St.
                                       New Haven, CT  06511

                                       Bank Boston Cust IRA Rollover                         23.64%
                                       Theresa Fabrico
                                       302 Kentucky Ave
                                       Williamstown, NJ  08094

                                       Bank Boston Cust IRA                                  16.86%
                                       J. Richard Dudash
                                       810 Sheffield Ct.
                                       Carnegie, PA  15106

                                       NFSC FEBO # 0C8-2220450                                8.10%
                                       NFSC/FMTC IRA
                                       FBO Laurel J. Rocchio
                                       24 Ledge Road
                                       East Greenwich, RI  02818

  International Equity Fund            Donaldson Lufkin Jenrette                             62.90%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ  07303-9998

                                       Bank Boston Cust IRA                                  12.84%
                                       Frank M. Grazioso
                                       85 Livingston St.
                                       New Haven, CT  06511

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


                                       Lynn O. Surls                                         10.48%
                                       Kathryn L. Surls JTWROS
                                       7227 Lane Park Drive
                                       Dallas, TX  75225

                                       Lynn O. Surls TTEE                                     8.55%
                                       Austin Family Trust
                                       DTD 6/13/97
                                       FBO Katy & Lee Austin
                                       7227 Lane Park Drive
                                       Dallas, TX  75225


                       OWNERSHIP BY TRUSTEES AND OFFICERS

As of November 30, 2000, the Trustees and officers of the Trust owned beneficially less than 1% of the shares of each class of each Fund, except for Institutional Class shares of the following Funds, which represent the following percentage ownership of Institutional Class shares of such Funds:

                FUND                      SHARES          % OWNERSHIP
                ----                      ------          -----------
Special Small Cap Fund                    17,125.181               1.28
Hidden Value Fund                          7,882.163               1.89
Core Equity Fund                           5,756.164               1.87

None of the foregoing amounts include amounts owned by Undiscovered Managers, of which Mr. Hurley, a Trustee and the President of the Trust, is a controlling person.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISERS

As described in the Prospectus, Undiscovered Managers is the investment adviser of each Fund and as such, has responsibility for the management of each Fund's affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. See "The Funds" in the Prospectus. Undiscovered Managers is a limited liability company organized under the laws of Delaware. Mark P. Hurley and AMRESCO, Inc., a publicly traded corporation engaged in residential mortgage banking, commercial mortgage banking, asset management and commercial finance, each own beneficially more than 25% of the voting securities of Undiscovered Managers and therefore may be regarded to control Undiscovered Managers for purposes of the 1940 Act. As disclosed in this SAI under the heading "Management of the Trust," (i) Mark P. Hurley is a Trustee and the President of the Trust as well as the President and Chief Executive Officer and a controlling member of Undiscovered Managers, and (ii) Patricia L. Duncan is the Secretary of the Trust as well as Vice President-Fund Operations of Undiscovered Managers.

Under each Fund's advisory agreement with Undiscovered Managers, Undiscovered Managers is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. Such fees are paid by each class of shares of the relevant Fund based upon the average daily net assets of such class. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. During the Trust's fiscal years ended August 31, 1998, August 31, 1999 and August 31, 2000, the advisory fees incurred by the Funds to Undiscovered Managers pursuant to the relevant advisory agreement (before giving effect to expense reductions under the expense deferral arrangements described below), and the amount of expense reductions under the expense deferral arrangements relating to the advisory fee, were as follows:

                                   FISCAL YEAR ENDED                FISCAL YEAR ENDED                  FISCAL YEAR ENDED
                                    AUGUST 31, 1998                  AUGUST 31, 1999                    AUGUST 31, 2000
                              --------------------------       ---------------------------        ---------------------------
                                                EXPENSE                           EXPENSE                            EXPENSE
FUND                          ADVISORY FEE     REDUCTION       ADVISORY FEE      REDUCTION        ADVISORY FEE      REDUCTION
----                          ------------     ---------       ------------      ---------        ------------      ---------
Behavioral Growth Fund          $22,389         $22,389           $376,813        $218,521         $1,971,850         $294,092
Behavioral Value Fund             -0-*            -0-*            $ 10,202        $ 10,202         $  113,164         $ 99,517
Behavioral Long/Short Fund        -0-*            -0-*            $ 50,272        $ 50,272         $   81,981         $ 67,548
Special Small Cap Fund          $61,497         $61,497           $155,906        $ 28,586         $  117,614         $ 34,542
REIT Fund                       $36,513         $36,513           $182,364        $100,455         $  319,695         $154,769
Small Cap Value Fund            $31,827         $31,827           $183,573        $130,092         $  293,588         $143,105
Hidden Value Fund               $ 4,606         $ 4,606           $ 19,851        $ 19,851         $   33,672         $ 99,400
Core Equity Fund                $ 3,175         $ 3,175           $ 32,670        $ 32,670         $   35,610         $131,795
Small Cap Growth Fund             -0-**           -0-**              -0-**           -0-**              -0-**            -0-**
International Equity Fund         -0-*            -0-*            $ 28,069        $ 28,069         $  111,269         $106,705
International Small Cap           -0-*            -0-*            $ 38,928        $ 38,928         $  158,914         $ 80,494
   Equity Fund

-------------------
*The Fund had not commenced operations as of August 31, 1998.
**The Fund had not commenced operations as of August 31, 2000.

The advisory fee payable by the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate and an example of such rate at various levels of performance see "The Funds -- The Funds' Management" in the Prospectus.

As described in the Prospectus, Undiscovered Managers has contractually agreed to certain arrangements to limit each Fund's expenses. See "Trust Expenses" below.

Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser. Each of the sub-advisers, except Unibank Securities, Inc., is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler Asset Management, Inc.); David J. Steirman and Abbott J. Keller (Kestrel Investment Management Corporation); Gary G. Pollock and William F.K. Schaff (Bay Isle Financial Corporation); James L. Kaplan (J.L. Kaplan Associates, LLC); Leslie A. Waite (Waite & Associates, L.L.C.); and Ronald A. Sauer (Mazama Capital Management, Inc.). Nordea Securities, Inc., is regarded for purposes of the 1940 Act as being controlled by Nordea PLC, a publicly traded financial services holding company in Denmark.

Under each sub-advisory agreement relating to the Funds between Undiscovered Managers and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly by Undiscovered Managers out of the fees Undiscovered Managers receives, of a certain percentage of the average daily net asset value of such Fund. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. During the Trust's fiscal years ended August 31, 1998, August 31, 1999 and August 31, 2000, Undiscovered Managers paid the following amounts as sub-advisory fees to the following sub-advisers pursuant to the relevant sub-advisory agreements:

                                                                    SUB-ADVISORY FEE       SUB-ADVISORY FEE      SUB-ADVISORY FEE
         FUND                        SUB-ADVISER                   FOR FISCAL YEAR 1998   FOR FISCAL YEAR 1999  FOR FISCAL YEAR 2000
         ----                        -----------                   ---------------------  --------------------  --------------------
Behavioral Growth Fund      Fuller & Thaler Asset Management, Inc.        $14,139                $237,987            $1,229,391
Behavioral Value Fund       Fuller & Thaler Asset Management, Inc.           -0-*                $  6,801            $   75,513
Behavioral Long/Short Fund  Fuller & Thaler Asset Management, Inc.           -0-*                $ 38,921            $   63,500
Special Small Cap Fund      Kestrel Investment Management Corp.           $42,754                $113,040            $   52,672
REIT Fund                   Bay Isle Financial Corporation                $24,342                $121,576            $  213,012
Small Cap Value Fund        J.L. Kaplan Associates, LLC                   $21,214                $122,382            $  195,644
Hidden Value Fund           J.L. Kaplan Associates, LLC                   $ 2,907                $ 15,159            $   21,292
Core Equity Fund            Waite & Associates, L.L.C.                    $ 1,715                $ 17,659            $   19,245
Small Cap Growth Fund       Mazama Capital Management, Inc.                 -0-**                   -0-**                -0-**
International Equity Fund   Nordea Securities, Inc.                          -0-*                $ 17,728            $   70,306
International Small Cap
   Equity Fund              Nordea Securities, Inc.                          -0-*                $ 27,080            $  110,603

------------------------------

*The Fund had not commenced operations as of August 31, 1998.

**The Fund had not commenced operations as of August 31, 2000.

The sub-advisory fee payable by Undiscovered Managers relating to the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate, see "The Funds -- The Funds' Management" in the Prospectus.

Each Fund's advisory agreement and related sub-advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, Undiscovered Managers or, in the case of the related sub-advisory agreement, the relevant sub-adviser, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Fund's advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement relating to a Fund must be approved by vote of a majority of the outstanding voting securities of such Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.

Each Fund's advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon sixty days' written notice, and by Undiscovered Managers upon ninety days' written notice, and shall automatically terminate in the event of its assignment. Each Fund's advisory agreement provides that Undiscovered Managers owns all rights to and control of the name "Undiscovered Managers," and each of the International Funds' and the Small Cap Growth Fund's advisory agreement also provides that Undiscovered Managers owns all rights to and control of the name "UM." Each Fund's advisory agreement will automatically terminate if the Trust or the relevant Fund shall at any time be required by Undiscovered Managers to eliminate all reference to the words "Undiscovered Managers" or the letters "UM," as applicable, in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Undiscovered Managers, cast in person at a meeting called for the purpose of voting on such approval.

Each sub-advisory agreement relating to a Fund may be terminated without penalty by Undiscovered Managers, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, and each terminates automatically in the event of its assignment and upon termination of the related advisory agreement. Certain of the sub-advisory agreements relating to the Funds may be terminated by the relevant sub-adviser in certain circumstances.

Each Fund's advisory agreement and related sub-advisory agreement provides that Undiscovered Managers or the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trust has applied for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund or of any other investment portfolio of the Trust and amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. See "The Funds -- The Funds' Management" in the Prospectus.

TRUST EXPENSES

The Trust pays the compensation of its Trustees who are not officers or employees of Undiscovered Managers; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; 12b-1 fees; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds or the other investment portfolios of the Trust; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds or the other investment portfolios of the Trust; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. 12b-1 fees with respect to a Fund, if any, are allocated only to that Fund's Investor Class shares or Class C shares, as applicable. Certain other expenses relating to a particular class (such as class specific shareholders services fees) may be allocated solely to that class.

As described in the Prospectus, Undiscovered Managers has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class, Investor Class and Class C shares in order to limit such classes' expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) to the following annual percentage rates of their respective average daily net assets, subject to the obligation of each class of a Fund to repay Undiscovered Managers such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred):

         FUND                       INSTITUTIONAL CLASS           INVESTOR CLASS                 CLASS C
         ----                       -------------------           --------------                 -------
Behavioral Growth Fund                    1.30%                        1.65%                      2.30%
Behavioral Value Fund                     1.40%                        1.75%                      N/A*
Behavioral Long/Short Fund                2.00%                        N/A*                       N/A*
Special Small Cap Fund            0.55% plus the advisory              N/A*                       N/A*
                                  fee rate for the year
                                  in question
REIT Fund                                 1.40%                        1.75%                      2.40%
Small Cap Value Fund                      1.40%                        1.75%                      2.40%
Hidden Value Fund                         1.30%                        N/A*                       N/A*
Core Equity Fund                          0.99%                        N/A*                       1.99%
Small Cap Growth Fund                     1.20%                        1.55%                      N/A*
International Equity Fund                 1.45%                        1.80%                      2.45%
International Small Cap Equity Fund       1.60%                        N/A*                       N/A*

-------------------------------
* The Fund does not currently offer such class.

These agreements have a term ending on December 31, 2001 and are renewable year to year thereafter.

ADMINISTRATOR

Pursuant to an Administrative Services Agreement between the Trust and Undiscovered Managers, Undiscovered Managers has agreed to provide all administrative services to the Funds, including but not limited to corporate secretarial, treasury, blue sky and fund accounting services. For these services, each Fund pays Undiscovered Managers a monthly fee at the annual rate of 0.25% of such Fund's average net asset value. During the Trust's fiscal year ended August 31, 1998, August 31, 1999 and August 31, 2000, the following amounts were paid or payable to Undiscovered Managers pursuant to the Administrative Services Agreement:

                                    ADMINISTRATION FEE          ADMINISTRATION FEE            ADMINISTRATION FEE
                                    FOR THE FISCAL YEAR         FOR THE FISCAL YEAR           FOR THE FISCAL YEAR
         FUND                      ENDED AUGUST 31, 1998      ENDED AUGUST 31, 1999          ENDED AUGUST 31, 2000
         ----                      ---------------------      ---------------------          ---------------------
Behavioral Growth Fund                   $ 5,892                     $99,161                        $519,561
Behavioral Value Fund                       -0-*                     $ 2,429                        $ 26,969
Behavioral Long/Short Fund                  -0-*                     $ 8,109                        $ 13,229
Special Small Cap Fund                   $13,369                     $39,702                        $ 45,236
REIT Fund                                $ 8,693                     $43,420                        $ 76,076
Small Cap Value Fund                     $ 7,578                     $43,708                        $ 69,873
Hidden Value Fund                        $ 1,212                     $ 5,224                        $  8,872
Core Equity Fund                         $ 1,073                     $11,037                        $ 12,028
Small Cap Growth Fund                      -0-**                       -0-**                           -0-**
International Equity Fund                   -0-*                     $ 7,387                        $ 29,294
International Small Cap Equity Fund         -0-*                     $ 8,463                        $ 34,564

-----------------------
*The Fund had not commenced operations as of August 31, 1998.
** The Fund had not commenced operations as of August 31, 2000.

These amounts were subject to reduction and reimbursement under the expense deferral arrangements described above. Undiscovered Managers has entered into an agreement with PFPC Inc. to provide certain of the foregoing administrative services, at the expense of Undiscovered Managers.

DISTRIBUTOR

Until January 2, 2001, Institutional Class, Investor Class and Class C shares will be sold on a continuous basis by the Trust's distributor, Provident Distributors, Inc. ("Provident Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and commencing on January 2, 2001, Institutional Class, Investor Class and Class C shares will be sold on a continuous basis by the Trust's new distributor, PFPC Distributors, Inc. ("PFPC Distributors" and collectively with Provident Distributors, the "Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the relevant Distribution Agreement between the Trust and the Distributor, the Distributor is not obligated to sell any specific amount of shares of the Trust, but will use efforts deemed appropriate by it to solicit orders for the sale of the Trust's shares and to undertake such advertising and promotion as it believes reasonable in connection with such solicitation. Prior to December 1, 1999, First Data Distributors, Inc. ("First Data Distributors"), 4400 Computer Drive, Westborough, Massachusetts 01581 was the distributor to the Trust. During the fiscal year ended August 31, 1998, First Data Distributors received no underwriting commissions from the Trust. During the fiscal years ended August 31, 1999 and August 31, 2000, First Data Distributors received the following underwriting commissions relating to the following Funds:

                                UNDERWRITING COMMISSIONS      UNDERWRITING COMMISSIONS
                                FOR THE FISCAL YEAR ENDED     FOR THE FISCAL YEAR ENDED
         FUND                        AUGUST 31 ,1999                AUGUST 31, 2000
         ----                   -------------------------     -------------------------
Behavioral Growth Fund                   $1,814                         $1,707
REIT Fund                                $  195                         $1,000
Small Cap Value Fund                     $1,225                         $  150
Core Equity Fund                         $   49                            -0-
International Equity Fund                   -0-                            -0-

During the fiscal year ended August 31, 2000, Provident Distributors received the following underwriting commissions relating to the following Funds.

         FUND                      UNDERWRITING COMMISSIONS
         ----                      ------------------------
Behavioral Growth Fund                       $21,533
REIT Fund                                    $ 1,340
Small Cap Value Fund                         $ 2,561
Core Equity Fund                             $   452
International Equity Fund                    $   817


None of the underwriting commissions listed above were retained by First Data Distributors or Provident Distributors.

SERVICE AND DISTRIBUTION PLANS

As described in the Prospectus, the Trust has adopted, under Rule 12b-1 under the 1940 Act, a Service and Distribution Plan relating to its Investor Class shares and a Service and Distribution Plan relating to its Class C shares (together, the "Service and Distribution Plans"). The Service and Distribution Plans permit the Trust to pay to the then current principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the then current principal underwriter of the Trust, fees for services rendered and expenses borne in connection with the provision of certain services. The Service and Distribution Plan with respect to Investor Class shares provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust,
(ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan relating to Investor Class shares with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares. The Service and Distribution Plan with respect to Class C shares provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Class C shares of the Trust and (ii) providing additional personal services to the Trust's Class C shareholders and/or for the maintenance of Class C shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan relating to Class C shares with respect to each Fund will not exceed 1.00% of the Fund's average daily net assets attributable to its Class C shares. The Service and Distribution Plans are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the then current principal underwriter of the Trust in their periodic review of the Service and Distribution Plans, the fees are payable to compensate such underwriter for services rendered even if the amount paid exceeds such underwriter's expenses.

Each Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities or Class C voting securities, as applicable, of that Fund (as defined in the 1940 Act). Any change in a Service and Distribution Plan that would materially increase the cost to the Investor Class shares or Class C shares, as applicable, of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class or Class C shareholders, as applicable, of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to a Service and Distribution Plan requires a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of such Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plans are in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

Each Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

For the Trust's fiscal year ended August 31, 2000, the following Funds paid Provident Distributors and First Data Distributors (a former distributor of the Trust), collectively, the following amounts under the Service and Distribution Plan relating to their Investor Class shares:

                                                 AGGREGATE AMOUNT PAID DURING FISCAL
                  FUND                                 YEAR ENDED AUGUST 31, 2000
                  ----                           -----------------------------------
         Behavioral Growth Fund                              $39,297
         REIT Fund                                           $ 1,629
         Small Cap Value Fund                                $ 9,215
         Hidden Value Fund*                                  $ 3,594
         Core Equity Fund*                                   $ 2,144
         Behavioral Value Fund                                 -0-**
         Small Cap Growth Fund                                 -0-**
         International Equity Fund                             -0-**

*On December 13, 2000, the Hidden Value Fund ceased offering Investor Class shares, and on December 27, 2000 the Core Equity Fund ceased offering Investor Class shares.

**The Fund had not commenced investment operations of its Investor Class shares as of August 31, 2000.

For the Trust's fiscal year ended August 31, 2000, the following Funds paid Provident Distributors and First Data Distributors, collectively, the following amounts under the Service and Distribution Plan relating to their Class C shares:

                                 AGGREGATE AMOUNT PAID DURING FISCAL
         FUND                         YEAR ENDED AUGUST 31, 2000
         ----                    -----------------------------------
Behavioral Growth Fund                       $11,832
REIT Fund                                    $ 1,929
Small Cap Value Fund                         $ 1,650
Core Equity Fund                             $   159
International Equity Fund                    $   655

The Trustees of the Trust believe that the Service and Distribution Plans will provide benefits to each Fund with Investor Class shares and Class C shares, as applicable. The Trustees of the Trust believe that the Service and Distribution Plan relating to Investor Class shares is likely to result in greater sales and/or fewer redemptions of the Trust's Investor Class shares, and thus higher asset levels in the Funds with Investor Class shares, although it is impossible to know for certain the level of sales and redemptions of the Trust's Investor Class shares that would occur in the absence of such Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that the Service and Distribution Plan relating to Class C shares is likely to result in greater sales and/or fewer redemptions of the Trust's Class C shares, and thus higher asset levels in the Funds with Class C shares, although it is impossible to know for certain the level of sales and redemptions of the Trust's Class C shares that would occur in the absence of such Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds with Investor Class shares and Class C shares by reducing Fund expense ratios and/or by affording greater investment flexibility to such Funds.

ADDITIONAL ARRANGEMENTS

CUSTODIAL ARRANGEMENTS. The Bank of New York, One Wall Street, New York, New York 10286, is the custodian for each Fund except the Behavioral Long/Short Fund. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, is the custodian for the Behavioral Long/Short Fund. The custodians hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds. Upon instruction, the custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities. The custodians also maintain certain accounts and records of the Funds.

INDEPENDENT AUDITORS. The Trust's independent auditors are Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281. Deloitte & Touche LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

TRANSFER AND DIVIDEND PAYING AGENT. PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, is the transfer and dividend paying agent of the Funds.

CODE OF ETHICS

The Trust, Undiscovered Managers, the sub-advisers of the Funds and the Distributors have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. Each sub-adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each sub-adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A sub-adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the sub-adviser's expenses. Such services may be used by a sub-adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

A sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The sub-adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the sub-adviser's overall responsibilities to the Fund and its other clients. The sub-adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Portfolio transactions for the International Equity and International Small Cap Equity Funds may be effected by Aros Securities Inc., which is an affiliate of Nordea Securities, Inc., the sub-adviser to such Funds. As of August 31, 2000, the Trust had paid no brokerage commissions to Aros Securities Inc.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each sub-adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

During the fiscal years ended August 31, 1998, August 31, 1999 and August 31, 2000, the Trust paid, on behalf of the following Funds, the aggregate amount of commissions set forth below:


                                                                  COMMISSIONS
                                                                  -----------
                                        FOR FISCAL YEAR          FOR FISCAL YEAR             FOR FISCAL YEAR
         FUND                       ENDED AUGUST 31, 1998     ENDED AUGUST 31, 1999       ENDED AUGUST 31, 2000
         ----                       ---------------------     ---------------------       ---------------------
Behavioral Growth Fund                      $14,632                  $154,819                     $497,011
Behavioral Value Fund                          -0-*                  $ 15,253                     $ 82,785
Behavioral Long/Short Fund                     -0-*                  $ 18,715                     $ 37,545
Special Small Cap Fund                      $34,920                  $ 36,076                     $ 63,790
REIT Fund                                   $40,434                  $ 97,164                     $141,621
Small Cap Value Fund                        $36,083                  $ 41,407                     $106,063
Hidden Value Fund                           $ 3,627                  $  7,727                     $ 18,901
Core Equity Fund                            $ 1,156                  $  3,739                     $  3,297
Small Cap Growth Fund                         -0-**                     -0-**                     $  -0-**
International Equity Fund                      -0-*                  $  8,540                     $ 45,766
International Small Cap Equity Fund            -0-*                  $ 11,607                     $ 48,974

-------------------
*The Fund had not commenced operations as of August 31, 1998.
** The Fund had not commenced operations as of August 31, 2000.

For each Fund that paid an aggregate dollar amount of commissions during the fiscal year ended August 31, 2000 that was materially different from the aggregate dollar amount of commissions paid by the Fund during the fiscal year ended August 31, 1998 and August 31, 1999, the principal reason for such difference was an increase in the assets of the Fund.

During the fiscal year ended August 31, 2000, the sub-advisers to each of the following Funds directed brokerage transactions, in such aggregate amounts and for such aggregate commissions as are set forth below, for the purpose of obtaining research services:

                                                   BROKERAGE          RELATED
         FUND                                     TRANSACTIONS      COMMISSIONS
         ----                                     ------------     ------------
Behavioral Growth Fund                            $350,416,049     $    353,280
Behavioral Value Fund                             $ 15,935,900     $     61,097
Behavioral Long/Short Fund                        $  3,917,084     $      4,888
Special Small Cap Fund                            $ 15,522,232     $     50,922
REIT Fund                                         $ 56,477,129     $    123,300
Small Cap Value Fund                              $ 12,112,440     $     33,078
Hidden Value Fund                                 $  6,599,575     $     13,854
Core Equity Fund                                  $    165,621     $        290
Small Cap Growth Fund                                     -0-*             -0-*

International Equity Fund                                                         -0-              -0-
International Small Cap Equity Fund                                               -0-              -0-

*The Fund had not commenced investment operations as of August 31, 2000.

During the fiscal year-ended August 31, 2000, the International Equity Fund purchased securities of Credit Suisse Group, the parent company of Credit Suisse First Boston, a firm that is regularly used for the Fund's trading. As of August 31, 2000, the value of the holding was $216,330.75.

During the fiscal year ended August 31, 2000, the Behavioral Long/Short Fund had a portfolio turnover rate of 242%, which was significantly higher than the portfolio turnover rate of the Fund during the period ended August 31, 1999 of 128%. The higher turnover resulted primarily from (1) purchases and sales of securities in connection with a change in portfolio strategy and (2) the new portfolio strategy itself, which seeks to control risk through more frequent rebalancings of the portfolio.


                            DESCRIPTION OF THE TRUST

As stated previously, the Trust was organized as a Massachusetts business trust by the Declaration of Trust dated September 29, 1997. The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust (a "series"). The Trust currently has twelve series, eleven of which are the Funds. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Shares are freely transferable, are not convertible and may be redeemed in accordance with the terms and provisions in the Prospectus. The Declaration of Trust permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

Currently, the Funds offer the following classes of shares:

FUND                                    INSTITUTIONAL CLASS    INVESTOR CLASS    CLASS C
----                                    -------------------    --------------    -------
Behavioral Growth Fund                          X                    X              X
Behavioral Value Fund                           X                    X
Behavioral Long/Short Fund                      X
Special Small Cap Fund                          X
REIT Fund                                       X                    X              X
Small Cap Value Fund                            X                    X              X
Hidden Value Fund                               X                    *
Core Equity Fund                                X                    **             X
Small Cap Growth Fund                           X                    X
International Equity Fund                       X                    X              X
International Small Cap Equity Fund             X

----------

*On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares.

**On December 13, 2000, the Core Equity Fund ceased offering Investor Class shares.


In general, expenses of each Fund are borne by all the shares in such Fund, regardless of class, on a pro rata basis relative to the net assets of each class. Fees under a 12b-1 plan with respect to a Fund, if any, however, are allocated only to that Fund's Investor Class shares or Class C shares, as applicable. Certain other expenses relating to a particular class (such as class-specific shareholder services fees) may be allocated solely to that class.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by 10 shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees relating to the Fund. The Declaration of Trust provides for indemnification out of assets of a Fund or assets attributable to the particular class of a Fund for all loss and expense of any shareholder held personally liable for the obligations of such Fund or such class. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person is found after final adjudication in an action, suit or proceeding not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

HOW TO BUY SHARES

Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of any class of shares of any Fund by submitting a completed application form and payment to:

         Undiscovered Managers Funds
         4400 Computer Drive
         P.O. Box 5181
         Westborough, MA 01581-5181

The procedures for purchasing shares of any class of any Fund are summarized in "Your Investment -- Buying Shares" in the Prospectus. The Prospectus also explains total offering price of the relevant class of shares, any applicable sales charge, 12b-1 fee, contingent deferred sales charge, and, for the Behavioral Long/Short Fund and the International Small Cap Equity Fund, any redemption fee.

As described in the Prospectus, shares of any Fund may be purchased by exchanging securities on deposit with a custodian acceptable to Undiscovered Managers. Such a purchase is subject in each case to the determination by Undiscovered Managers that the securities to be exchanged are acceptable for purchase by the Fund. In all cases, Undiscovered Managers reserves the right to reject any securities that are proposed for exchange. Securities accepted by Undiscovered Managers in exchange for Fund shares will be valued in the same manner as the Fund's assets as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, a gain or loss for federal income tax purposes would be realized upon the exchange of securities by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered.

Undiscovered Managers will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Undiscovered Managers and the applicable sub-adviser in their discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by an exchange of securities.

OFFERING PRICE

The public offering price of a class of shares of a Fund is the net asset value of such class, plus any applicable sales charge. Only Class C shares have sales charges. On each purchase of shares, the net asset value is invested in the applicable Fund, and on each purchase of Class C shares, the sales charge is paid to the Trust's Distributor. On such purchases of Class C shares, the Trust's Distributor reallows the whole sales charge

(1.00% of the offering price) to the dealer responsible for the share purchase. Shares are purchased at the public offering price next determined after PFPC Inc. or another agent or sub-agent of the Fund receives the investor's order in proper form. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form before the close of regular trading on the New York Stock Exchange (the "NYSE"), the investor will pay or receive that day's net asset value. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form after the close of regular trading on the NYSE, the investor will pay or receive the next day's net asset value.

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by PFPC Inc. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year PFPC Inc. will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information. The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLAN

A Systematic Withdrawal Plan, referred to in the Prospectus under "Your Investment -- General Shareholder Services," provides for monthly, quarterly, semiannual or annual withdrawal payments of $1,000 or more from the account of a shareholder provided that the account has a value of at least $25,000 at the time the plan is established. The proceeds from any such withdrawal shall equal the amount redeemed less any applicable contingent deferred sales charge and/or redemption fee.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the NYSE on the record date for the dividend or distribution.

Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE

Shareholders may redeem their shares of any Fund, subject to any applicable redemption fees, and have the proceeds applied on the same day to purchase the same class of shares of any other Fund. No front-end or contingent deferred sales charges will be imposed on any such exchange, but, for Funds that impose a redemption fee, the exchange will be treated as a redemption and the redemption fee will apply. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirement of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Your Investment -- General Shareholder Services."

Exchanges may be effected by (1) making a telephone request by calling 1-800-667-1224, provided that a special authorization form is on file with PFPC Inc., or (2) sending a written exchange request to PFPC Inc. accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice.

An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAS

Under "Your Investment -- General Shareholder Services," the Prospectus refers to IRAs established under a prototype plan made available by the Trust's Distributor. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust's Distributor.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

REDEMPTIONS

The procedures for redemption of shares of any class of any Fund are summarized in the Prospectus under "Your Investment -- Selling Shares." Except as noted below, signatures on redemption requests must be guaranteed by a medallion signature guarantor. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a medallion signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to Undiscovered Managers at 1-800-667-1224. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by Undiscovered Managers prior to the close of regular trading on the NYSE on a day when the NYSE is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by Undiscovered Managers and a new request will be necessary.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from PFPC Inc. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to PFPC Inc. a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, PFPC Inc., the Trust's Distributor, Undiscovered Managers and the sub-advisers are not responsible for the authenticity of withdrawal instructions received by telephone. In the event that reasonable procedures are not followed in the verification of withdrawal instructions, the foregoing parties may be liable for any losses due to unauthorized instructions.

The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by PFPC Inc. or an approved broker-dealer or its authorized designee in proper form, less any applicable contingent deferred sales charge and/or redemption fee. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."


                                 NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the NYSE, on each Business Day. A "Business Day" is any day the NYSE is open for regular business. Currently the NYSE is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuations of securities purchased by the Funds are supplied by independent pricing services used by PFPC Inc., as sub-administrator. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the NYSE. If events materially affecting the value of any Fund's portfolio securities of non-U.S. issuers occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Board of Trustees.


           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to PFPC Inc. In order for a change to be in effect for any dividend or distribution, it must be received by PFPC Inc. on or before the record date for such dividend or distribution.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code and to qualify for the special tax treatment accorded regulated investment companies and their shareholders. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each quarter maintain at least 50% of the value of its total assets in cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. If it qualifies for treatment as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain, will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is an amount at least equal to the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains (generally subject to a maximum tax rate of 20% for shareholders who are individuals), if any, will be taxable to shareholders as such, without regard to how long a shareholder has held shares of the Fund.

In general, sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. If shares have been held for one year or less, the gain or loss on the sale, redemption or exchange of such shares will be treated as short-term capital gain or loss. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

In general, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends and certain interest income earned by each of the International Funds from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, such Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that each of the

International Funds will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If a Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them) and shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may be able to claim a foreign tax credit or deduction (but not both). A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by such Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Each of the International Funds' transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of each such Fund's distributions to constitute a return of capital for tax purposes or require such Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment by each of the International Funds in "passive foreign investment companies" could subject such Funds to a U.S. federal income tax or other charge on distributions received from the company or on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." The mark-to-market and qualified electing fund elections may have the effect of accelerating the recognition of income (without the receipt for cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement.

A "passive foreign investment company" is any foreign corporation (i) 75% or more of the income of which for the taxable year is passive income or (ii) at least 50% of the assets of which (generally by value, but by adjusted tax basis in certain cases), on average, produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

A Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules discussed above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.


                           CALCULATION OF TOTAL RETURN

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent]= ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The ending redeemable value is also determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant fund. Quotations of total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate total return may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return of the Institutional Class shares, Investor Class shares and Class C shares of each Fund for the time periods listed below, each ending on August 31, 2000:

                                             INSTITUTIONAL CLASS
                                             -------------------

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------
Behavioral Growth Fund                       42.19%              39.57%                  12/31/97
Behavioral Value Fund                        34.63%              34.57%                  12/28/98
Behavioral Long/Short Fund                   (3.03)%             (1.29)%                 12/28/98
Special Small Cap Fund                        9.82%               4.59%                  12/30/97
REIT Fund                                    17.18%               2.78%                    1/1/98
Small Cap Value Fund                         12.08%               7.76%                  12/30/97

Hidden Value Fund                             5.99%               2.81%                  12/31/97
Core Equity Fund                             (2.67)%              7.10%                  12/31/97
Small Cap Growth Fund                           --                  --                   10/02/00
International Equity Fund                    26.98%              23.69%                  12/30/98
International Small Cap Equity Fund          55.13%              46.76%                  12/30/98

                                                INVESTOR CLASS
                                                --------------

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------
Behavioral Growth Fund                         41.76%             41.08%                   7/31/98
Behavioral Value Fund                             --                 --                   12/28/00
REIT Fund                                      16.77%             19.29%                   3/24/99
Small Cap Value Fund                           11.65%              5.93%                   7/31/98
Hidden Value Fund(1)                            5.71%              5.07%                   7/31/98
Core Equity Fund(2)                            (3.02)%             0.59%                   7/31/98
Small Cap Growth Fund                             --                 --                   12/28/00
International Equity Fund                         --                 --                   12/28/00

----------

(1) The Hidden Value Fund ceased offering Investor Class shares on December 27, 2000.

(2) The Core Equity Fund ceased offering Investor Class shares on December 13, 2000.

                                                   CLASS C
                                                   -------

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------
Behavioral Growth Fund                       37.95%              43.67%                   6/21/99
REIT Fund                                    13.74%              14.64%                    8/3/99
Small Cap Value Fund                          8.69%               6.75%                   6/21/99
Core Equity Fund                             (5.51)%             (3.58)%                  8/31/99
International Equity Fund                       --               23.87%                   9/27/99


                             PERFORMANCE COMPARISONS

TOTAL RETURN. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time also include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

LIPPER ANALYTICAL SERVICES, INC. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. The rankings do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MICROPAL, INC. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

CDA/WIESENBERGER'S MANAGEMENT RESULTS ("Wiesenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

As is discussed in greater detail below, performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the NYSE.

MORGAN STANLEY REIT INDEX. The Morgan Stanley REIT Index is a market capitalization weighted total return index of 129 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price.

MSCI EAFE INDEX. The MSCI EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

MSCI EAFE EX-JAPAN INDEX. The MSCI EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

MSCI EAFE SMALL CAP INDEX. The MSCI EAFE Small Cap Index contains over 1200 stocks of companies that (i) have market capitalizations of between $200 million and $800 million and (ii) are from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted.

NAREIT EQUITY INDEX. The NAREIT Equity Index consists of all tax-qualified equity REITs listed on the NYSE, American Stock Exchange and NASDAQ National Market System.

RUSSELL MIDCAP INDEX. The Russell Midcap Index is comprised of the 800 smallest of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL MIDCAP VALUE INDEX. The Russell Midcap Value Index is comprised of those companies within the 800 smallest of the 1000 largest U.S.-domiciled companies, with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000 INDEX. The Russell 1000 Index is comprised of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 1000 VALUE INDEX. The Russell 1000 Value Index is comprised of those companies within the 1000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2000 VALUE INDEX. The Russell 2000 Value Index is comprised of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX. The Russell 2500 Index is comprised of the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2500 GROWTH INDEX. The Russell 2500 Growth Index is comprised of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies with higher price-to-book ratios and higher forecasted growth values.

SALOMON BROTHERS 3-MONTH TREASURY BILL INDEX. The Salomon Brothers 3-Month Treasury Bill Index is used as a proxy for the risk-free total return available to investors. The returns are the U.S. close quotes, constant maturity Treasury Bill rates taken from Micropal.

STANDARD & POOR'S/BARRA GROWTH INDEX. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

STANDARD & POOR'S/BARRA VALUE INDEX. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE. The S&P 500 is the most common index for the overall U.S. stock market.

3-MONTH U.S. TREASURY BILLS. 3-month U.S. Treasury bills are direct obligations of the United States Treasury which are issued with a three month maturity. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities (such as REITs, real estate operating companies and partnerships) which satisfy certain minimum requirements in book value, market capitalization, percentage of revenue generated from ownership and operation of real estate assets and liquidity.

Performance information about the Funds will be provided in the Funds' annual reports to shareholders, which will be available upon request and without charge. In addition, from time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, the performance of the Funds may be compared in some or all of these publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Such publications may also publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the sub-advisers who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements and accompanying notes for the fiscal year ended August 31, 2000, included in the Trust's Annual Report to Shareholders and the report of Deloitte & Touche LLP, independent auditors, appearing in such Annual Report, are hereby incorporated by reference in this SAI and are so incorporated by reference in reliance upon the authority of Deloitte & Touche LLP as experts in accounting and auditing. A copy of the Trust's Annual Report to Shareholders is available without charge upon request from Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201 or by calling toll free 1-888-242-3514.

                                   APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                          Financial Planning on Wall Street
Adam Smith's Money World                    Financial Research Corp.
America On Line                             Financial Services Week
Anchorage Daily News                        Financial World
Atlanta Journal-Constitution                Fitch Insights
Arizona Republic                            Forbes
Austin American Statesman                   Fort Lauderdale Sun Sentinel
Baltimore Sun                               Fort Worth Star-Telegram
Bank Investment Marketing                   Fortune
Barron's                                    Fox Network and affiliates
Bergen County Record (NJ)                   Fund Action
Bloomberg Business News                     Fund Decoder
Bloomberg Wealth Manager                    Global Finance
Bond Buyer                                  (The) Guarantor
Boston Business Journal                     Hartford Courant
Boston Globe                                Houston Chronicle
Boston Herald                               INC
Broker World                                Indianapolis Star
Business Radio Network                      Individual Investor
Business Week                               Institutional Investor
CBS and affiliates                          International Herald Tribune
CDA Investment Technologies                 Internet
CFO                                         Investment Advisor
Changing Times                              Investment Company Institute
Chicago Sun Times                           Investment Dealers Digest
Chicago Tribune                             Investment Profiles
Christian Science Monitor                   Investment Vision
Christian Science Monitor News Service      Investor's Business Daily
Cincinnati Enquirer                         IRA Reporter
Cincinnati Post                             Journal of Commerce
CNBC                                        Kansas City Star
CNN                                         KCMO (Kansas City)
Columbus Dispatch                           KOA-AM (Denver)
CompuServe                                  LA Times
Dallas Business Journal                     Leckey, Andrew (syndicated column)
Dallas Morning News                         Lear's
Denver Post                                 Life Association News
Des Moines Register                         Lifetime Channel
Detroit Free Press                          Miami Herald
Donoghues Money Fund Report                 Milwaukee Sentinel
Dorman, Dan (syndicated column)             Money Magazine
Dow Jones News Service                      Money Maker
Economist                                   Money Management Letter
FACS of the Week                            Morningstar
Fee Adviser                                 Mutual Fund Market News
Financial News Network                      Mutual Funds Magazine
Financial Planning                          National Public Radio

National Underwriter                        Wall Street Journal
NBC and affiliates                          Wall Street Letter
New England Business                        Wall Street Week
New England Cable News                      Washington Post
New Orleans Times-Picayune                  WBZ
New York Daily News                         WBZ-TV
New York Times                              WCVB-TV
Newark Star Ledger                          WEEI
Newsday                                     WHDH
Newsweek                                    Worcester Telegram
Nightly Business Report                     World Wide Web
Orange County Register                      Worth Magazine
Orlando Sentinel                            WRKO
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury News
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

Undiscovered Managers Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

o Undiscovered Managers Funds' participation in wrap fee and no transaction fee programs

o Characteristics of the various sub-advisers, including the locations of offices, investment practices and clients

o Specific and general investment philosophies, strategies, processes and techniques

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o    Industry conferences at which the various sub-advisers participate

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

o    Current and historical statistics relating to:

     --   total dollar amount of assets managed

     --   Undiscovered Managers Funds' assets managed in total and by series

     --   the growth of assets

     --   asset types managed

References may be included in Undiscovered Managers Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Trust's series. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Undiscovered Managers Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Trust's series as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.



                                      B-1